Commitments	12 Months Ended
Dec. 31, 2022
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Commitments
36. Commitments

Contractual obligations and commitments	2022 £m	2021 £m

Contracted for but not provided in the financial statements:

Intangible assets	10,659	12,082

Property, plant and equipment	743	616

Investments	138	146

Purchase commitments	161	484

Pensions and post-retirement benefits	345	44

Interest on loans	6,322	7,603

Future finance charges on leases	146	153

Lease contracts that have not yet commenced	395	60

	18,909	21,188
The commitments related to intangible assets include milestone payments, which are dependent on successful clinical development or on meeting specified sales targets, and which represent the maximum that would be paid if all milestones, however unlikely, are achieved. The amounts are not risk-adjusted or discounted. The net decrease in intangible asset commitments in 2022 is mainly attributable to the termination of certain agreements, offset by a number of new R&D collaborations including collaborations with Spero Therapeutics, Inc., Wuxi Biologics Ireland Limited, SpringWorks Therapeutics, Inc. and Arrowhead Pharmaceuticals, Inc.
In 2022, GSK reached an agreement with the trustees of the UK pension schemes to make additional contributions of £1,080 million, to eliminate the pension deficit identified at the 31 December 2020 actuarial funding valuation. Prior to the Consumer Healthcare demerger, GSK agreed to collateralise this commitment and accelerate funding with additional contributions (see Note 31). At 31 December 2022, £345 million of these additional contributions remained unpaid.
The Group also has other commitments which principally relate to revenue payments to be made under licences and other alliances.
Commitments in respect of future interest payable on loans are disclosed before taking into account the effect of interest rate swaps.